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                                  EXHIBIT 15(e)

                   FORM OF SCHEDULE A TO AMENDED AND RESTATED
                   DISTRIBUTION AND SHAREHOLDER SERVICES PLAN



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                               FORM OF SCHEDULE A
                           TO THE AMENDED AND RESTATED
                   DISTRIBUTION AND SHAREHOLDER SERVICES PLAN
                   BETWEEN THE AMERICAN PERFORMANCE FUNDS AND
                     BISYS FUND SERVICES LIMITED PARTNERSHIP
              (FORMERLY, THE WINSBURY COMPANY LIMITED PARTNERSHIP)
                              DATED OCTOBER 1, 1993

Name of Fund                           Compensation*
------------                           -------------

American Performance Cash              Annual rate of twenty-five one-hundredths
Management Fund                        of one percent (.25%) of American
                                       Performance Cash Management Fund's
                                       average daily net assets.

American Performance U.S.              Annual rate of twenty-five one-hundredths
Treasury Fund                          of one percent (.25%) of American
                                       Performance U.S. Treasury Fund's average daily net assets.

American Performance                   Annual rate of twenty-five one-hundredths
Bond Fund                              of one percent (.25%) of American
                                       Performance Bond Fund's average daily net assets.

American Performance                   Annual rate of twenty-five one-hundredths
Intermediate Bond Fund                 of one percent (.25%) of American
                                       Performance Intermediate Bond Fund's
                                       average daily net assets.

American Performance                   Annual rate of twenty-five one-hundredths
Intermediate Tax-Free Bond Fund        of one percent (.25%) of American
                                       Performance Intermediate Tax-Free Bond
                                       Fund's average daily net assets.

American Performance                   Annual rate of twenty-five one-hundredths
Equity Fund                            of one percent (.25%) of American
                                       Performance Equity Fund's average daily
                                       net assets.


                                       A-1


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                         FORM OF SCHEDULE A (CONTINUED)
                           TO THE AMENDED AND RESTATED
                   DISTRIBUTION AND SHAREHOLDER SERVICES PLAN
                   BETWEEN THE AMERICAN PERFORMANCE FUNDS AND
                     BISYS FUND SERVICES LIMITED PARTNERSHIP
              (FORMERLY, THE WINSBURY COMPANY LIMITED PARTNERSHIP)
                              DATED OCTOBER 1, 1993

Name of Fund                                   Compensation*
------------                                   -------------

American Performance                  Annual rate of twenty-five one-hundredths
Aggressive Growth Fund                of one percent (.25%) of American
                                      Performance Aggressive Growth Fund's
                                      average daily net assets.

American Performance                  Annual rate of twenty-five one-hundredths
Short-Term Income Fund                of one percent (.25%) of American
                                      Performance Short-Term Income Fund's
                                      average daily net assets.

American Performance                  Annual rate of twenty-five one-hundredths
Balanced Fund                         of one percent (.25%) of American
                                      Performance Balanced Fund's average daily net assets.

American Performance                  Annual rate of twenty-five one-hundredths
Growth Equity Fund                    of one percent (.25%) of American
                                      Performance Growth Equity Fund's average daily net assets.

[SEAL]                                AMERICAN PERFORMANCE FUNDS

                                      By:
                                         -----------------------
                                      Title:
                                            -----------------------
                                      Date:                 , 1997
                                            ----------------

                                      BISYS FUND SERVICES LIMITED
                                      PARTNERSHIP

                                      By:  BISYS Fund Services, Inc.,
                                      General Partner

                                      By:
                                         -----------------------
                                      Title:
                                            -----------------------
                                      Date:                 , 1997
                                            ----------------

-----------------------
*  All fees are computed daily and paid monthly.


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